NATURE OF BUSINESS	12 Months Ended
Dec. 31, 2012
NATURE OF BUSINESS
NATURE OF BUSINESS

1. NATURE OF BUSINESS

Ecolab Inc. (“Ecolab” or “the company”) is the global leader in water, hygiene and energy technologies and services that provide and protect clean water, safe food, abundant energy and healthy environments. The company delivers comprehensive programs and services to the food, energy, healthcare, industrial and hospitality markets in approximately 170 countries.

The company’s cleaning and sanitizing programs and products, pest elimination services, and equipment maintenance and repair services support customers in the foodservice, food and beverage processing, hospitality, healthcare, government and education, retail, textile care and commercial facilities management sectors. The company’s chemicals and technologies are also used in water treatment, pollution control, energy conservation, oil production and refining, steelmaking, papermaking, mining and other industrial processes.